                                                                Exhibit 10.22

        THIS FOURTH AMENDMENT TO LEASE is dated for reference purposes only as February 9, 1996, and is part of that Lease dated June 15, 1988 together with the Lease Amendment Number 1 dated August 18, 1993; Amendment Number 2 dated June 7, 1994; and the Third Amendment To Lease dated September 13, 1994 thereto (collectively, the "Lease") by and between CALIFORNIA STATE TEACHERS' RETIREMENT SYSTEM, a retirement system created pursuant to the laws of the State of California ("Landlord"), and IDENTIX, INC. a California corporation ("Tenant"), and is made with reference to the following facts:

        A. The Premises currently leased by Tenant pursuant to the Lease consists of 20,000 rentable square feet commonly known as 510 North Pastoria, City of Sunnyvale, California.

        B.  The Lease Term for said Premises currently expires on March 31,
1996.

        C. Tenant and Landlord have agreed to expand the square footage of said Premises by 20,000 rentable square feet incorporated herein by reference as the "Expansion Space".

        D.  Tenant and Landlord have agreed to extend the Term of the Lease.

        NOW THEREFORE, Landlord and Tenant hereby agree that the Lease shall be amended as follows:

        1. Premises: Paragraph 2 is hereby amended to provide for the Expansion Space of 20,000 rentable square feet in a free-standing Building located at 685 West Maude Avenue, Sunnyvale resulting in a total of 40,000 rentable square feet. Expansion Space together with the original Premises shall be deemed the "Premises".

        2. Lease Term: Paragraph 4 is hereby amended to provide that the Lease Term shall be for a period of sixty (60) calendar months (plus the partial month following the Commencement Date if such date is not the first day of a month).

        3. Monthly Rent: Starting on the Commencement Date, Paragraph 5 is hereby amended to provide for the Monthly Rent as follows:

           Months  1-30:        $32,000.00 per month
           Months 31-60:        $33,600.00 per month

        4. Tenant Improvement Allowances:

           A. The term "First Level Tenant Improvement Allowance" shall mean the maximum amount Landlord is required to spend toward the payment of Interior Improvement Costs for all Interior Improvements constructed in the Premises, which amount is $260,000.00 (i.e., $6.50 per square foot within the entire Premises).

           B. A second level Tenant Improvement Allowance ("Second Level Tenant Improvement Allowance") of $140,000.00 (i.e., $3.50 per square foot within the entire Premises) shall be made available for an increase in the Base Monthly Rent as provided for in paragraph 5 of this Amendment.

           C. The First Level Tenant Improvement Allowance plus the Second Level Tenant Improvement Allowance shall be termed the "Total Tenant Improvement Allowance" consisting of $400,000.00 (i.e., $10.00 per square foot within the entire Premises).

        5. Adjustments to the Monthly Rent: The Monthly Rent as provided for in Paragraph 5 of the Lease shall be adjusted as follows:

                A. For every increment of $40,000.00 (i.e., $1.00 per square foot of Area), or proportion thereof to the Second Level Tenant Improvement Allowance spent for the payment of the Interior Improvement Costs as defined in Exhibit B, "Interior Improvement Agreement", the Monthly Rent shall increase $0.0212 per square foot per month. As an example, if $60,000.00 of Second Level Tenant Improvement Allowance is spent, the Monthly Rent shall increase $0.0318 per square foot per month.

                B. No credit in the Monthly Rent shall be made if a portion of the First Level Tenant Improvement Allowance is not spent.

       6. SECURITY DEPOSIT AND CALCULATION OF FINAL PAYMENT:

                A. Paragraph 1 of the Addendum 1 of the Lease is hereby deleted, and Tenant shall deposit with Landlord upon signature hereon the sum of $33,600.00 in cash as non-interest bearing security for the performance by Tenant of its obligations under the Lease. If Tenant defaults with respect to any provision of the Lease, Landlord may apply all or any part of the Security Deposit for the payment of any Rent or other sum in default, the repair of such damage to the Premises or the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default to the full extent permitted by law. If any portion of the Security Deposit is so applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall be a default under this Lease. If Tenant is not otherwise in default, the Security Deposit or any balance thereof shall be returned to Tenant within thirty (30) days of termination of the Lease.

                B. Upon execution of Exhibit D ("Acceptance Agreement") as provided for in Paragraph 8 of Exhibit B hereto, Tenant shall increase the Security Deposit to an amount equal to the last month's Monthly Rent, as those amounts are finally calculated as provided for in Paragraph 5 herein.

        7. COMMENCEMENT DATE: The Commencement Date of the Lease Term shall be the day after Substantial Completion of the Interior Improvements as defined in Paragraph 2D of Exhibit B to this Amendment. However, subject to delays caused by Landlord or force majeure, in no event shall the Commencement Date be later than sixty (60) days after the full execution of this Fourth Amendment To Lease. Tenant shall have the right upon written notice to Landlord to terminate this Lease if the Interior Improvements as provided for in Exhibit B to this Amendment are not Substantially Completed within six (6) months after the full execution of this Amendment if such delay is caused solely by Landlord.

        8. HVAC REPAIRS: Prior to the Commencement Date, Landlord at Landlord's sole cost, shall pay the $4,278.00 cost of repairs on the HVAC system for both Buildings comprising the Premises as outlined in the two reports by Alron Heating & Air Conditioning, Inc. titled "Customer Quotation" dated October 30, 1995 attached hereto as Exhibit "G". Additionally, Landlord shall provide the electrical, HVAC, plumbing systems, and roof in the Expansion Space to Tenant in good working condition as of the Commencement Date.

        9. OPTION TO EXTEND: Paragraph 5B of the Lease is hereby amended to provide that the option period monthly rent shall be 100% of the current market rate for similar space in Sunnyvale.

        10. REAL PROPERTY TAXES: Paragraph 15 of the Lease is hereby amended to add the following:

                I. Notwithstanding anything to the contrary contained in the Lease, Tenant acknowledges and agrees that for so long as Landlord's interest in the Premises is owned by the state or any local public entity or government, including without limitation a state public retirement system, this Lease and Tenant's interest hereunder may constitute a possessory interest subject to property taxation and as a result Tenant may be subject to the payment of real estate taxes levied on that interest (in which event, Tenant shall promptly pay such taxes). In addition, for so long as the Landlord's interest in the Premises is owned by a state public retirement system, the full cash value, as defined in Sections 110 and 110.1 of the Revenue and Taxation Code, of the possessory interest upon which real estate taxes will be based shall equal the greater of (a) the full cash value of the possessory interest, or (b) Tenant's allocable share of the full cash value of the property that would have been taxed if the property had been subject to property tax upon acquisition by the state public retirement system.

        11. PARKING: Paragraph 40 is hereby amended to provide Tenant the exclusive right to use the parking as shown in Exhibit A herein.

        12. SIGNAGE: Tenant shall have the exclusive use of the existing street monument signs in front of both buildings constituting the Premises as defined in Paragraph 1 of this Amendment.

        13. REPAIR AND MAINTENANCE: The repair and maintenance obligations of Tenant and Landlord for the Premises as defined in Paragraph I herein shall be governed by Paragraph 17 of the Lease and Paragraph 2 of the Addendum Number 1 to the Lease except as follows:

        Subparagraph "a") the heading "ROOF" and subparagraphs "b"), "c"), and "d") under the heading "MECHANICAL SYSTEM" shall hereby be deleted.

        14. INTERIOR IMPROVEMENTS: At the end of the Lease Term Tenant shall not be obligated to remove any interior improvements or alterations existing as of the Commencement Date of this Amendment which have previously been approved by Landlord and for which a permit has been obtained from the appropriate governing authority for their construction. Additionally, Landlord agrees to allow those new Interior Improvements which shall be mutually agreed upon and constructed in accordance with the provisions of Exhibit B to this Amendment to remain at the end of the Lease Term unless otherwise disapproved by Landlord once Tenant submits its proposed interior plans as provided for in Paragraph 4 of the Exhibit B to this Amendment.

        15. BROKERAGE COMMISSIONS: Paragraph 35 is amended to provide that Tenant warrants that it has not been represented by or had any dealings with any real estate broker, salesman, or agent in regard to the transaction represented by this Amendment, or incurred any obligations for the payment of brokerage commissions or finder's fees which would be earned or become due and payable by reason of the execution of this Lease Amendment and/or the underlying transaction, and no brokerage commissions or finder's fees are due in regard to the transaction. Tenant will hold Landlord harmless and indemnify Landlord against any claim loss, or damage, including reasonable attorney's fees, in regard to a brokerage commission or finder's fee claim by a broker or finder under contract with or working with Tenant.

        16. ENVIRONMENTAL: Notwithstanding anything to the contrary contained herein, Landlord shall indemnify, defend and hold harmless Tenant from and against any and all liability, loss, suits, claims, actions, costs and expense (including, without limitation, reasonable attorneys' fees and expenses), arising as a result of the presence of any toxic or otherwise hazardous substances (i) existing on, about or under the Premises as of the date of delivery of possession of the Premises from Landlord to Tenant, and/or (ii) hereafter caused by Landlord or Landlord's employees, agents or representatives to be located on, about or under the Premises (including, without limitations, the Expansion Space).

                17. Except as expressly set forth in this Amendment, all terms and conditions of the Lease remain in full force and effect.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Fourth Amendment to be effective as of the date first set forth above.


LANDLORD:                                     TENANT:

CALIFORNIA STATE TEACHERS'                    IDENTIX, INC.
RETIREMENT SYSTEM                             a California corporation
a retirement system created pursuant
to the laws of the State of California

By: AMB Institutional Realty
    Advisors, Inc.
    a California corporation, as advisor


By:     /s/ John L. Rossi                     By:   /s/ James P. Scullion
    -----------------------------                 -----------------------------
            John L. Rossi                               James P. Scullion
            Vice President                           Chief Financial Officer


Date:           2/28/96                       Date:      February 14, 1996
      ---------------------------                   ---------------------------


Exhibit A - Site Plan
Exhibit B - Interior Improvement Agreement
Exhibit C - Approved Specifications
Exhibit D - Acceptance Agreement
Exhibit E - STRS Provisions
Exhibit F - Conflict of Interest Certificate
Exhibit G - Customer Quotation

                                                                EXHIBIT A



                                   SITE PLAN



                                     [MAP]



                               510 NORTH PASTORIA



NORTH PASTORIA



                               WEST MAUDE AVENUE

                                                        EXHIBIT A


                                   SITE PLAN



                                     [MAP]



                                 685 WEST MAUDE
                               (EXPANSION SPACE)





                                   WEST MAUDE

                         INTERIOR IMPROVEMENT AGREEMENT


        THIS IMPROVEMENT AGREEMENT is made part of that Lease dated February 9, 1996, (the "Lease") by and between CALIFORNIA STATE TEACHERS' RETIREMENT SYSTEMS a retirement systems created pursuant to the laws of the State of California, ("Landlord"), and IDENTIX, INC. ("Tenant"). Landlord and Tenant agree that the following terms are part of the Lease:

        1. Purpose of Improvement Agreement: The purpose of this Improvement Agreement is to set forth the rights and obligations of Landlord and Tenant with respect to the construction of Interior Improvements within the Premises prior to the Commencement Date.

        2. Definitions: As used in this Interior Improvement Agreement, the following terms shall have the following meanings, and terms which are not defined below, but which are defined in the Lease and which are used in this Interior Improvement Agreement, shall have the meanings ascribed to them by the
Lease:

                A. Approved Specifications: The term "Approved Specifications" shall mean those specifications for the Interior Improvements to be constructed by Landlord which are described by Exhibit "C" to the Lease.

                B. Interior Improvements: The term "Interior Improvements" shall mean all interior improvements to be constructed by Landlord in accordance with the Approved Specifications (e.g., HVAC equipment and distribution, transformer and power distribution, partitions, floor, wall, and window covering, lighting fixtures).

                C. Interior Improvement Costs: The term "Interior Improvement Costs" shall mean the following: (i) the total amount due pursuant to the general construction contract entered into by Landlord to construct the Interior Improvements; (ii) the cost of all governmental approvals required as a condition to the construction of the Interior Improvements (including all construction taxes imposed by the City of Sunnyvale) in connection with the issuance of a building permit for the Interior Improvements; (iii) all utility connection or use fees; (iv) fees of architects or engineers for services rendered in connection with the design and construction of the Interior Improvements; and (v) the cost of payment and performance bonds obtained by Landlord or Prime Contractor to assure completion of the Interior Improvement.

                D. Substantial Completion and Substantially Complete: The terms "Substantial Completion" and "Substantially Complete" shall each mean the date when all of the following have occurred with respect to the Interior Improvements in question; (i) the construction of the Interior Improvements in question has been substantially completed in accordance with the requirements of this Lease; (ii) the architect responsible for preparing the plans shall have been substantially completed in accordance with the plans and specifications therefor; and (iii) the Building Department of the City of Sunnyvale has completed its final inspection of such improvements and has "signed off" the building inspection card approving such work as complete.

        3. Schedule of Performance: Set forth in this paragraph is a schedule of certain critical dates relating to Landlord's and Tenant's respective obligations regarding the construction of the Interior Improvements (the "Schedule of Performance"). Landlord and Tenant shall each be obligated to use reasonable efforts to perform their respective obligations within the time periods set forth in the Schedule of Performance and elsewhere in this Interior Improvement Agreement. The Schedule of Performance is as follows:

        Action                                                   Responsible
        Items                      Due Date                        Party
     -----------      --------------------------------------     -----------
A.   Approval by      Within five (5) business                    Tenant
     Tenant of        days after the later of (i) Landlord's
     Preliminary      delivery of the Preliminary Interior
     Interior         Plans to Tenant, or (ii) the execution
     Plans            of this Amendment.

B.   Delivery to      Within ten (10) business                    Landlord
     Tenant of        days after approval of the
     Final            Preliminary Interior Plans
     Interior
     Plans

C.   Approval by      Within five (5) business days after         Tenant
     Tenant of        Tenant receives Final Interior Plans
     Final
     Interior
     Plans

D.   Commence-        Within five (5) days after                  Landlord
     ment of          issuance of all necessary
     construction     governmental approvals
     of Interior
     Improvement

E.   Substantial      Within forty-two (42) days after            Landlord
     Completion       issuance of building permit for
     of Interior      the Interior Improvements
     Improvements


        4. Construction of Interior Improvements: Landlord shall, at its sole cost and expense, construct the Interior Improvements in accordance with the following:

                A.      Development and Approval of Preliminary Interior Plans:
On or before the due date specified in the Schedule of Performance, Landlord shall deliver to Tenant for its review and approval preliminary plans for the Interior Improvements which are consistent with and conform to Tenant's Interior Improvements and the Approved Specifications (the "Preliminary Interior Plans"). On or before the due date specified in the Schedule of Performance, Tenant shall either approve such plans or notify Landlord in writing of its specific objections to the Preliminary Interior Plans. If Tenant so objects, Landlord shall revise the Preliminary Interior Plans to address such objections in a manner consistent with the parameters for the Interior Improvements set forth in this Improvement Agreement and the Approved Specifications and shall resubmit such revised Preliminary Interior Plans as soon as reasonably practicable to Tenant for its approval. When such revised Preliminary Interior Plans are resubmitted to Tenant, it shall either approve such plans or notify Landlord of any further objections in writing within five
(5) business days after receipt thereof. If Tenant has further objections to the revised Preliminary Interior Plans, the parties shall meet and confer to develop Preliminary Interior Plans that are acceptable to both Landlord and Tenant within five (5) business days after Tenant has notified Landlord of its second set of objections. In the event Tenant and Landlord do not resolve all of Tenant's objections within such five (5) business day period, Landlord and Tenant shall immediately cause Landlord's architect to meet and confer with Tenant's architect or construction consultant, who shall apply the standards set forth in this Improvement Agreement to resolve Tenant's objections and incorporate such resolution into the Preliminary Interior Plans, which process Landlord and Tenant shall cause to be completed within five (5) business days after the conclusion of the five (5) business day period referred to in the immediately preceding sentence.

        B. DEVELOPMENT AND APPROVAL OF FINAL INTERIOR PLANS: Once the Preliminary Interior Plans have been approved by Landlord and Tenant (including all changes made to resolve Tenant's objections approved by Landlord's architect and Tenant's architect or construction consultant pursuant to subparagraph 4A), Landlord shall complete and submit to Tenant for its approval final working drawings for the Interior Improvements by the due date specified in the Schedule of Performance. Tenant shall approve the final plans for the Interior Improvements or notify Landlord in writing of its specific objections by the due date specified in the Schedule of Performance. If Tenant so objects, the parties shall confer and reach agreement upon final working drawings for the Interior Improvements within five (5) business days after Tenant has notified Landlord of its objections. In the event Tenant and Landlord do not resolve all of Tenant's objections with such five (5) business day period, Landlord and Tenant shall immediately cause Landlord's architect to meet and confer with Tenant's architect or construction consultant, who shall apply the standards set forth in the Improvement Agreement to resolve Tenant's objections and incorporate such resolution into the Final Interior Plans, which process Landlord and Tenant shall cause to be completed within five (5) business days after the conclusion of the five (5) business day period referred to in the immediately preceding sentence. The final working drawings so approved by Landlord and Tenant (including all changes made to resolve Tenant's objections approved by Landlord's architect and Tenant's architect or construction consultant) are referred to herein as the "Final Interior Plans".

        C. BUILDING PERMIT: As soon as the Final Interior Plans have been approved by Landlord and Tenant, Landlord shall apply for a building permit for the Interior Improvements and shall diligently prosecute to completion such approval process.

        D. CONSTRUCTION CONTRACT: Landlord and Tenant shall cooperate to cause the Interior Improvements to be constructed by a general contractor who is engaged by Landlord in accordance with subparagraph 4D(1) hereof.

                (1) The job of constructing the Interior Improvements shall be offered for "competitive bid", on a fixed price basis, to three (3) general contractors selected by Landlord and approved by Tenant. The construction contract shall be awarded to the bidder submitting the lowest bid for the job. Landlord shall submit to Tenant a list of general contractors acceptable to Landlord to whom the job may be bid, and Tenant shall notify Landlord within three (3) business days after receipt of such list of its objection to any proposed contractor. Tenant's failure to object within such period of time shall be deemed to be its approval of all bidders on the list so submitted by Landlord. If the lowest bid resulting from such competitive bidding process indicates that the Interior Improvement Costs will exceed $260,000.000 Dollars ($6.50 per gross leasable square foot of the Premises), Landlord shall promptly notify Tenant, in writing, to that effect, and Tenant shall have the right to propose modifications to the Final Interior Plans within five (5) business days after Tenant's receipt of Landlord's notice, subject to Landlord's approval of such changes, for the purpose of reducing the Interior Improvement costs. Such revision of the final Interior Plans shall be completed as expeditiously as possible; provided, however, that (i) the job shall nonetheless be awarded to the low bidder whose price shall be adjusted based upon the changes requested by Tenant and approved by Landlord made to the Final Interior Plans; and (ii) if Tenant should choose to exercise its right to modify the final Interior Plans for the purpose of reducing the Interior Improvement costs, any delay resulting from the failure by Tenant to timely exercise its right to do so shall be a delay caused by Tenant for purposes of paragraph 7 hereof.

                (2) Landlord and Tenant shall use their best efforts to approve the general contractor and all subcontractors so that the construction contract may be executed as soon as possible.

        E. COMMENCEMENT OF INTERIOR IMPROVEMENTS: On or before the due date specified in the Schedule of Performance, Landlord shall commence construction for the Interior Improvements and shall diligently prosecute such construction to completion, using all reasonable efforts to achieve Substantial Completion of the Interior Improvements by the due date specified in the Schedule of Performance.

        5. Payment of Interior Improvement Costs: Landlord and Tenant shall have the following obligations with respect to the payment of Interior Improvement Costs:

                A. Landlord shall be obligated to pay an amount equal to the Tenant Improvement Allowance as provided for in Paragraph 4 of the Fourth Amendment To Lease for the Payment of Interior Improvement costs. If the total of Interior Improvements Costs exceeds the amount of Landlord's required contribution, Tenant shall be obligated to pay the entire amount of such excess. To the extent the total of Interior Improvement Costs exceeds the First Level Tenant Improvement Allowance but is less than the Total Tenant Improvement Allowance, Landlord shall pay the amount of such excess, in which event the Monthly Rent shall be increased as provided for in Paragraph 5 of the Fourth Amendment To Lease. In no event shall Landlord be obligated to pay for Interior Improvement Costs in excess of the allowances provided for in Paragraph 4 of the Fourth Amendment To Lease. Tenant must pay for such excess. If Tenant becomes obligated to contribute toward paying Interior Improvement Costs pursuant to this subparagraph 5A, then Landlord shall estimate the amount of such excess prior to commencing construction of the Interior Improvements and Tenant shall pay to Landlord a proportionate share of each progress payment due to the general contractor which bears the same relationship to the total amount of the progress payment in question as the amount Tenant is obligated to contribute to the payment of Interior Improvement Costs bears to the total estimated Interior Improvement Costs. Tenant shall pay Tenant's share of any progress payment to Landlord within five (5) business days after receipt of a statement therefor from Landlord. At the time the final accounting is rendered by Landlord pursuant to subparagraph 5C hereof, there shall be an adjustment between Landlord and Tenant such that each shall only be required to contribute to the payment of Interior Improvement Costs in accordance with the obligations set forth in this subparagraph 5A, which adjustment shall be made within five
(5) days after Landlord notifies Tenant of the required adjustment. If Tenant is required to make a payment to Landlord, Tenant shall make such payment even if Tenant elects to audit the statement submitted by Landlord pursuant to subparagraph 5C. In the event Tenant's audit discloses that an overpayment or underpayment was made by Tenant, there shall be an adjustment between Landlord and Tenant as soon as reasonably practicable such that each shall only be required to contribute to the payment of costs in accordance with the obligations set forth in this subparagraph 5A.

                B. If Tenant fails to pay any amount when due pursuant to this paragraph 5, then (i) Landlord may (but without the obligation to do so) advance such funds on Tenant's behalf, and Tenant shall be obligated to reimburse Landlord for the amount of funds so advanced on its behalf, and (ii) Tenant shall be liable for the payment of a late charge and interest in the same manner as if Tenant had failed to pay Monthly Rent when due as described in paragraph 6 of the Lease. Any amounts paid to Landlord by Tenant pursuant to this subparagraph shall be held by Landlord as Tenant's agent, for disbursal to the general contractor in payment for work costing in excess of Landlord's required contribution.

                C. When the Interior Improvements are Substantially Completed, Landlord shall submit to Tenant a final and detailed accounting of all Interior Improvement Costs paid by Landlord, certified as true and correct by Landlord's financial officers. Tenant shall have the right to audit the books, records, and supporting documents of Landlord to the extent necessary to determine the accuracy of such accounting during normal business hours after giving Landlord at least two (2) days prior written notice. Tenant shall bear the cost of such audit, unless such audit discloses that Landlord has overstated the total of such costs by more than two percent (2%) of the actual amount of such costs, in which event Landlord shall pay the cost of Tenant's audit. Any such audit must be conducted, if at all, within ninety (90) days after Landlord delivers such accounting to Tenant.

        6. Changes to Approved Plans: Once the Final Interior Plans have been approved by Landlord and Tenant, neither shall have the right to order extra work or change orders with respect to the construction of the Interior Improvements without the prior written consent of the other. All extra work or change orders requested by either Landlord or Tenant shall be made in writing, shall specify any added or reduced cost and/or construction time resulting therefrom, and shall become effective and a part of the Final Interior Plans once approved in writing by both parties. If a change order requested by Tenant results in an increase in the cost of constructing order requested by Tenant at the time the change order is approved by both Landlord and Tenant if and to the extent such change order causes the Interior Improvement Costs to exceed Landlord's required contribution thereto described in subparagraph 5A. If a change order results in an increase in the amount of construction time needed by Landlord to complete the Interior Improvements, paragraph 7 hereof may apply.

        7. Delay in Completion Caused by Tenant: The parties hereto acknowledge that the date on which Tenant's obligation to pay the Monthly Rent and the Additional Rent would otherwise commence may be delayed because of (i) Tenant's failure to submit necessary information to Landlord when required,
(ii) Tenant's failure to promptly review and approve the plans for the Interior Improvements in accordance with the Schedule for Performance, (iii) any act by Tenant which interferes with or delays the completion of the plans for the Interior Improvements or Landlord's construction work, (iv) change orders requested by Tenant and approved by Landlord, or (v) special materials or equipment ordered or specified by Tenant that cannot be obtained by Landlord at normal cost within a reasonable period of time because of limited availability. It is the intent of the parties hereto that the commencement of Tenant's obligation to pay the Monthly Rent and all Additional Rent not be delayed by any of such causes or by any other act of Tenant, and in the event it is so delayed, Tenant's obligation to pay the Monthly Rent and all Additional Rent shall commence as of the date it would otherwise have commenced absent delay caused by Tenant, provided that within a reasonable period time after learning of the occurrence of the cause of any such delay, Landlord notifies Tenant in writing of the fact that such delay has occurred and the known or anticipated extent of any such delay.

        8.      Delivery of Possession, Punch List, and Acceptance Agreement:
As soon as the Interior Improvements are Substantially Completed, Landlord and Tenant shall together walk through the Premises and inspect all Interior Improvements so completed, using reasonable efforts to discover all uncompleted or defective construction in the Interior Improvements. After such inspection has been completed, each party shall sign an acceptance agreement in the form attached to the Lease as Exhibit "D", which shall (i) include a list of all "punch list" items which the parties agree are to be corrected by Landlord and (ii) shall state the Commencement Date and the initial Monthly Rent. As soon as such inspection has been completed and such acceptance agreement executed, Landlord shall deliver possession of the Premises to Tenant. Landlord shall use reasonable efforts to complete and/or repair such "punch list" items within thirty (30) days after executing the acceptance agreement. Landlord shall have no obligation to deliver possession of the Premises to Tenant until such procedures regarding the preparation of a punch list and the execution of the acceptance agreement have been completed. Tenant's taking possession of the Expansion Space shall be deemed to be an acceptance by Tenant of Landlord's work of improvement in such part as complete and in accordance with the terms of the Lease except for the punch list items noted and latent defects that could not reasonable have been discovered by Tenant during its inspection of the Interior Improvements prior to completion of the acceptance agreement. Notwithstanding anything contained herein, Tenant's obligation to pay the Monthly Rent and Additional Rent shall commence as provided in the Lease, regardless of whether Tenant completes such inspection or executes such acceptance agreement.

        9. Standard of Construction and Warranty: Landlord here by warrants that the Interior Improvements shall be constructed substantially in accordance with the Final Interior Plans (as modified by change orders approved by Landlord and Tenant), all Private Restrictions and all Laws, in a good and workmanlike manner, and all materials and equipment furnished shall conform to such final plans and shall be new and otherwise of good quality. The foregoing warranty shall be subject to, and limited by, the following:

                A. Once Landlord is notified in writing of any breach of the above-described warranty, Landlord shall promptly commence the cure of such breach and complete such cure with diligence at Landlord's sole cost and expense.

                B. Landlord's liability pursuant to such warranty shall be limited to the cost of correcting the defect or other matter in question. In no event shall Landlord be liable to Tenant for any damages or liability incurred by Tenant as a result of such defect or other matter, including without limitation damages resulting from any loss of business by Tenant or other consequential

Page Six

                C. Notwithstanding anything contained herein, Landlord shall not be liable for any defect in design, construction, or equipment furnished which is discovered and of which Landlord receives written notice from Tenant for the first (1st) anniversary of the recordation of a notice of completion for the work of improvement affected by the defect.

                D. With respect to defects for which Landlord is not responsible pursuant to subparagraph 9C, Tenant shall have the benefit of any construction or equipment warranties existing in favor of Landlord that would assist Tenant in correcting such defect and in discharging its obligations regarding the repair and maintenance of the Premises. Upon request by Tenant, Landlord shall inform Tenant of all written construction and equipment warranties existing in favor of Landlord which affect the Interior Improvements. Landlord shall cooperate with Tenant in enforcing such warranties and in bringing any suit that may be necessary to enforce liability with regard to any defect for which Landlord is not responsible pursuant to this paragraph so long as Tenant pays all costs reasonably incurred by Landlord in so acting.

                E. Landlord makes no other express or implied warranty with respect to the design, construction or operation of the Interior Improvements except as set that forth in this paragraph.

        10. Condition to Landlord's Performance: Landlord's obligations under the Lease are subject to the satisfaction or waiver of the condition that Landlord obtain all building permits and other governmental approvals required in order to commence construction of the Interior Improvements by the due dates specified in the Schedule of Performance. If such condition is not satisfied or waived within the applicable time period, Landlord shall have the option of terminating the Lease; provided, however, that landlord shall have the option to extend the time period for the satisfaction of such condition for a period of up to sixty (60) days to enable landlord to continue its efforts to cause such condition to be satisfied. If any such option to extend the time for satisfaction of this condition is exercised, (i) Landlord shall continue to use reasonable efforts to cause the condition to be satisfied; (ii) all other time periods contained in the Schedule of Performance which are impacted by such extension shall be appropriately adjusted; and (iii) such extension shall not constitute a delay caused by Tenant pursuant to paragraph 7 hereof, nor shall Landlord in any way be penalized for exercising such option to obtain additional time to cause the condition to be satisfied. If Landlord becomes entitled to and elects to so terminated the Lease, the Lease shall terminate on the dated notice is so given to Tenant. Landlord shall be under an obligation of good faith to use all reasonable efforts to cause the condition to be satisfied.

        11. Effect of Agreement: In the event of any inconsistency between this Improvement Agreement and the Lease, the terms of this Improvement Agreement shall prevail.

LANDLORD:                                       TENANT:

CALIFORNIA STATE TEACHERS'                      IDENTIX, INC.
RETIREMENT SYSTEM                               a California corporation
a retirement system created pursuant
to the laws of the State of California

By: AMB Institutional Realty Advisors, Inc.
    a California corporation, as advisor

By: /s/ John L. Rossi                           By: /s/ James P. Scullion
   -------------------------------                 ------------------------
   John L. Rossi                                   James P. Scullion
   Vice President                                  Chief Financial Officer

                                   EXHIBIT C
                            Approved Specifications

                         (To be added at a later date)

                              ACCEPTANCE AGREEMENT

        THIS ACCEPTANCE AGREEMENT is made as of September 17, 1996 by and between the parties hereto with regard to that Lease dated June 15, 1988 as amended by the Fourth Amendment To Lease dated February 9, 1996 by and between CALIFORNIA STATE TEACHERS' RETIREMENT SYSTEM a California general partnership, as Landlord ("Landlord"), and IDENTIX, INC. as Tenant ("Tenant"), affecting those Premises commonly known as 510 North Pastoria and 685 West Maude, Sunnyvale, California. The parties hereto agree as follows:

        1. All improvements required to be constructed by Landlord by the Lease have been completed in accordance with the terms of the Lease and are hereby accepted by Tenant, subject to the completion of punchlist items.

        2. Possession of the Premises has been delivered to Tenant and Tenant has accepted and taken possession of the Premises.

        3. The Commencement Date of the Lease Term is May 1, 1996 and the Lease Term shall expire on April 30, 2001 unless sooner terminated according to the terms of the Lease or by mutual agreement.

        4. The Base Monthly Rent initially due pursuant to the Lease is Thirty Three Thousand, Four Hundred Seven Dollars and 68/100 ($33,407.68) per month, subject to any subsequent adjustments required by the Lease.

        5. Landlord has received a Security Deposit in the amount of Thirty Five Thousand, Seven Dollars and 68/100 ($35,007.68).

        6. The Lease is in full force and effect, neither party is in default of its obligations under the Lease, and Tenant has no setoffs, claims, or defenses to the enforcement of the Lease.


LANDLORD:                               TENANT:

CALIFORNIA STATE TEACHERS'              Identix, Inc.,
RETIREMENT SYSTEM                       a California corporation
a retirement system created
pursuant to the laws of the             By: /s/ James P. Scullion
State of California                         --------------------------
                                            James P. Scullion
By:     AMB Institutional                   Chief Financial Officer
        Realty Advisors, Inc.
        a California corporation,
        as Investment Manager           Date: OCTOBER 22, 1996
                                              ------------------------
By:
     -----------------------------
             John L. Rossi,
             Vice President


Date:
      ---------------------------

                                STRS Provisions

                  Acknowledgment, Representation and Warranty
                           Re Prohibited Transactions
                                    (Tenant)


IDENTIX, INC. a California corporation; ("Tenant") hereby acknowledges that State Teachers' Retirement System ("STRS") is a unit of the California State and Consumer Services Agency established pursuant to Title I, Division 1, Part 13 of the California Educational Code, Sections 2200 et seq., as amended (the "Ed Code"). As a results, STRS is prohibited from engaging in certain transactions with a "school district or other employing agency" or a "member, retirant or beneficiary" (as those terms are defined in the Ed Code). In addition, STRS may be subject to certain restrictions and requirements under the Internal Revenue Code, 26 U.S.C. Section 1 et seq. (The "Code"). Accordingly, Tenant represents and warrants to STRS that (a) Tenant is neither a school district or other employing agency nor a member, retirant or beneficiary; (b) has not made any contribution or contributions to STRS; (c) neither a school district or other employing agency, or a member, retirant or beneficiary, nor any person who has made any contributions to STRS, nor any combination thereof, is related to Tenant by any relationship described in
Section 267(b) of the Code; (d) neither AMB, its affiliates, related entities, agents, officer, directors or employees, not any STRS board member, employee or internal investment contractor (collectively, "STRS Affiliates") has received or will receive, directly or indirectly, any payment, consideration or other benefit from, nor does any STRS Affiliate have any agreement or arrangement with Tenant or any person or entity affiliated with Tenant relating to the transactions contemplated by this Agreement; an (e) no STRS Affiliate has any direct or indirect ownership interest in Identix, Inc. a California corporation or any person or entity affiliated with Identix, Inc. a California corporation.


                               STRS Exculpation.

This Agreement is being executed by AMB Institutional Realty Advisors, Inc., on behalf of the State Teachers' Retirement System, a retirement system created pursuant to the laws of the State of California ("STRS"). No present or future officer, director, employee, trustee, member, investment manager or agent of STRS shall have any personal liability, directly or indirectly, and recourse shall not be had against any such officer, director, employee, trustee, member, investment manager or agent under or in connection with this Agreement or any other document or instrument heretofore or hereafter executed in connection with this Agreement Identix, Inc. a California corporation hereby waives and releases any and all such personal liability and recourse. The limitations of liability provided in this Section are in addition to, and not in limitation of, any limitation on liability applicable to STRS provided by law or in any other contract, agreement or instrument.

LANDLORD:                                     TENANT:

California State Teachers' Retirement         IDENTIX, INC.
System, a retirement system created           a California corporation
pursuant to the laws of the State of
California

By:  AMB Institutional Realty                  By: /s/ James P. Scullion
     Advisors, Inc., a California                  ----------------------------
     corporation, as advisor                        James P. Scullion
                                                    Chief Financial Officer
                                                               February 14, 1996
By:  /s/ John L. Rossi
     ---------------------------------
         John L. Rossi
         Vice President

                        CONFLICT OF INTEREST CERTIFICATE
                                    (Tenant)


This Conflict of Interest Certificate (this "Certificate") is given by IDENTIX, INC. a California corporation ("Tenant"), in favor of AMB Institutional Realty Advisors, Inc., a California corporation, as investment manager ("Advisor"), to the STATE TEACHERS' RETIREMENT SYSTEM, a retirement system created pursuant to the laws of the State of California ("STRS"), pursuant to that Lease dated February 9, 1996 (the "Agreement"), by and between Tenant and Advisor, in connection with Advisor for the STRS-owned real property located at 685 West Maude Avenue, Sunnyvale, California (the "Property").

Tenant hereby represents and warrants as follows:

1. No Interest in Property or Benefit from Acquisition or Disposition. Neither Tenant, its affiliates, other related entities nor any of its agents, officers or employees has received or will receive directly or indirectly, any benefit from the Property or from the purchase or sale of the Property by STRS, or by Advisor on behalf of STRS, other than the rents set forth in the Agreement.

2. No Relationship with Advisor. Except as otherwise disclosed in writing by Tenant or Advisor, the Tenant, its affiliates and other related entities have no agreement or arrangement respecting the Property with Advisor or with any broker or other person or entity, and Tenant, its affiliates and other related entities have no direct or indirect ownership interest in Advisors, except as set forth in the Agreement.

3. No Knowledge of Conflicts of Other Parties. Tenant has no knowledge of any of the matters described in this Certificate with respect to Advisor, any member of the Teachers' Retirement Board of STRS, or employee or internal investment contractor of STRS.

IN WITNESS WHEREOF, Tenant has caused its duly authorized representative to execute this Certificate and hereby certifies that the foregoing is true and correct under penalty of perjury as of February 14, 1996.

IDENTIX, INC.
a California corporation


By:  /s/  James P. Scullion
   ------------------------------
     James P. Scullion
     Chief Financial Officer


---------------------------------
     [Print Name and Title]

ALRON Heating & Air Conditioning, Inc.
    32830 Enterprise St, Suite E
      Newark, California 94890
  (610) 796-0154 fax (610) 796-0123
             C-20 427424               Customer Quotation

Quote No.   1661       Rev. No. 0                        Quote Date 10/30/95
-------------------------------------------------------------------------------
Submitted To:                 A/R # 5337 | Location:                 S/M # 986
  ORCHARD PROPERTIES                     |   STARTECH
  2290 NORTH FIRST STREET                |   685 W. MAUDE
  SUITE 300                              |
  SAN JOSE                   , CA  95131 |   SUNNYVALE              , CA 94086
  ATTN: BYRON WOOLWORTH                  |   ATTN: TOM ROURKE
  PHONE:  408/922-0400                   |   PHONE:  408-739-9283
  FAX:    408-922-0137                   |   FAX:
-------------------------------------------------------------------------------
Type: Q3  QUOTED SERVICES                             Quote Amount:    See Text
Reference Invoice:  55697     Dated 10.24.95      Quote Expiration:    11.29.95
-------------------------------------------------------------------------------
SYS     UNIT   MODEL NUMBER         NFC   SERIAL NUMBER     WAR/CCNT   TYPE
AH         1   25                   TRA   U3F29597                   N
CON        1   RAUA3006MA           TRA   3F16376                    N
AH         2   25                   TRA   U3F29571                   N
CON        2   RAUA3006MA           TRA   3F16375                    N
BOI        1   1020T-0              RAI   063092                     N
COM        1   210                  QUI   306965                     N
-------------------------------------------------------------------------------
Work Description

DURING OUR RECENT HVAC INSPECTION, THE FOLLOWING PROBLEMS WERE FOUND WHICH NEED ATTENTION:


AH #1: AIR HANDLER WAS FOUND TO FUNCTION NORMALLY. ALL FILTERS WERE CLEAN, AND BELT WAS FOUND IN GOOD CONDITION.
NOTE: BLOWER MOTOR CONTROLLED BY ENERGY SAVING TOSHIBA TOSVERT 130HI TRANSISTOR INVERTER FREQUENCY DRIVE.

CON #1: CONDENSER FUNCTIONS NORMALLY IN COOLING MODE; ALTHOUGH, COMPRESSOR CONTACTORS HAVE BURNED CONTACTS, CONDENSER COIL NEEDS CLEANING AND CONDENSER FAN #2 HAS WORN BEARINGS.

AH #2: AIR HANDLER WAS FOUND TO FUNCTION NORMALLY. ALL FILTERS WERE CLEAN, AND BELT WAS FOUND IN GOOD CONDITION.
NOTE: BLOWER MOTOR CONTROLLED BY ENERGY SAVING TOSHIBA TOSVERT 130HI TRANSISTOR INVERTER FREQUENCY DRIVE.

CON #2: CONDENSER WAS FOUND TO FUNCTION NORMALLY IN COOLING MODE; ALTHOUGH, BOTH COMPRESSOR CONTACTORS HAVE BURNED CONTACTS AND CONDENSER COIL NEEDS CLEANING.

BOILER #1:  SYSTEM FUNCTIONS NORMALLY IN HEATING MODE ALONG WITH PUMP.


Continued on Next Page

ALRON HEATING & AIR CONDITIONING, INC.
    37530 ENTERPRISE CT., SUITE 5                 CUSTOMER QUOTE NO:  02*1661*0
       NEWARK, CALIFORNIA 34580                          QUOTE DATE:   10/30/95
  (510) 796-0154  FAX (510) 795-0153                           PAGE:          2
             C-20 427434
===============================================================================

CONTROL AIR COMPRESSOR #1: SYSTEM FUNCTIONS NORMALLY AND BELT FOUND IN GOOD CONDITION.

VAV ZONING: PNEUMATIC VARIABLE AIR VOLUME BOXES CONTROL EACH ZONE AND ARE LOCATED ABOVE T-BAR CEILING. CURRENTLY, IT IS UNKNOWN WHETHER ALL ZONES ARE CURRENTLY DIVIDED FOR LOAD AND AREA. THIS SHOULD BE EVALUATED, IF NEW TENANT IMPROVEMENT WILL TAKE PLACE.

NOTE: SYSTEMS APPEARED TO HAVE BEEN MAINTAINED BY THERMA.

COST OF ABOVE LISTED REPAIRS INCLUDING PARTS, LABOR AND TAX ..........$1,998.00

COST OF INSPECTION DATED 10/24/95: ...................................  $189.00















----------------------------------------------------------------------------

Submitted by: John Tereri      /s/ John Tereri                  10/30/95
                               ---------------------------      --------
Customer Acceptance                    Signature                   Date

                               Dated              Purchase Order:
------------------------------       ------------                 -----------

ALRON Heating & Air Conditioning, Inc.
    32830 Enterprise St, Suite E
      Newark, California 94890
  (610) 796-0154 fax (610) 796-0123
             C-20 427424               Customer Quotation

Quote No.   1662       Rev. No. 1                        Quote Date 10/30/95
-------------------------------------------------------------------------------
Submitted To:                 A/R # 5337 | Location:                 S/M # 240
  ORCHARD PROPERTIES                     |   IDENTIX
  2290 NORTH FIRST STREET                |   310 N. PASTORIA AVE
  SUITE 300                              |
  SAN JOSE                   , CA  95131 |   SUNNYVALE              , CA 94086
  ATTN: BYRON WOOLWORTH                  |   ATTN: JIM MEIDINGER
  PHONE:  408/922-0400                   |   PHONE:  408-739-2000
  FAX:    408-922-0137                   |   FAX:    408-739-3308
-------------------------------------------------------------------------------
Type: Q3  QUOTED SERVICES                             Quote Amount:    See Text
Reference Invoice:  55696     Dated 10.23.95      Quote Expiration:    11.29.95
-------------------------------------------------------------------------------
SYS     UNIT   MODEL NUMBER         MFG   SERIAL NUMBER     WAR/CCNT   TYPE
AC         1   STHA303LB            TRA   3A10410           01/01/96C    PM
AC         2   D2CG060N08225A       YOR   NEUM088408        01/01/96C    PM
AC         3   D2CG03GN04125A       YOR   NGUM320508        01/01/96C    PM
AC         4   SFHA403LA                  3C21916           01/01/96C    PM
AC         5   D2CG060NO8225A       YOR   NBUM088345        01/01/96C    PM
AC         7   SFHA303LB            TRA   2L23303           01/01/96C    PM
AC         8   D2CG060N04125        YOR   NNYM077415        01/01/96C    PM
AC         9   SFH22303LB           TRA   2L23309           01/01/96C    PM
AC        10   SFHA503LB            TRA   2M13759           01/01/96C    PM
AC        11   SFHA403LA            TRA   3A10563           01/01/96C    PM
AC        12   SFHA303LB            TRA   2L22304           01/01/96C    PM
AC        13   D4CG060N08225A       YOR   NEBM030634        01/01/96C    PM
-------------------------------------------------------------------------------
Work Description

DURING OUR RECENT HVAC INSPECTION, THE FOLLOWING PROBLEMS WERE FOUND WHICH NEED ATTENTION:


AC #1: SYSTEM FUNCTIONS NORMALLY IN HEATING AND COOLING MODES; ALTHOUGH, COMPRESSOR CONTRACTOR IS WORN WHICH NEEDS REPLACEMENT. MANUFACTURING DATE:
1973.

A/C #2: SYSTEM FUNCTIONS NORMALLY IN HEATING AND COOLING MODES. ORIGINAL UNIT HAD BEEN REPLACED DECEMBER 1988.

AH #3: SYSTEM FUNCTIONS NORMALLY IN HEATING AND COOLING MODES. ORIGINAL UNIT HAD BEEN REPLACED DECEMBER 1988.

AC #4: SYSTEM FOUND WITH HEAT DISCONNECTED, SINCE UNIT FEEDS HIGH HEAT LOAD AREA. FAN CYCLING CONTROL IS NONFUNCTIONAL, SINCE CONDENSER FAN MOTOR STARTS ON INITIATION OF COOLING CYCLE. ALSO, UNIT HAS WORN CONTRACTOR. MANUFACTURING
DATE: 1973.


Continued on Next Page

ALRON HEATING & AIR CONDITIONING, INC.
    37530 ENTERPRISE CT., SUITE 5                 CUSTOMER QUOTE KE:  02*1662*1
       NEWARK, CALIFORNIA 34580                          QUOTE DATE:   10/30/95
  (510) 796-0154  FAX (510) 795-0153                           PAGE:          2
             C-20 427434
===============================================================================

A/C #3: SYSTEM FUNCTIONS NORMALLY IN HEATING AND COOLING MODES. ORIGINAL UNIT HAD BEEN REPLACED DECEMBER 1988.

A/C #6: SYSTEM WAS REMOVED FROM ROOFTOP AND DUCTS WERE CAPPED DURING TENANT IMPROVEMENT IN APPROXIMATELY 1987/88.

A/C #7: SYSTEM FUNCTIONS NORMALLY IN HEATING AND COOLING MODES; ALTHOUGH, COMPRESSOR CONTACTOR IS WORN. MANUFACTURING DATE: 1972.

A/C #8: SYSTEM FUNCTIONS NORMALLY IN HEATING AND COOLING MODES. ORIGINAL UNIT HAD BEEN REPLACED APRIL 1992.

A/C #9: SYSTEM FUNCTIONS NORMALLY IN HEATING MODE. HEAD PRESSURE CONTROL HELLOWS IS LEAKING REFRIGERANT, WHICH NEEDS REPLACEMENT. COMPRESSOR HAD RECENTLY BEEN REPLACED BY ANOTHER CONTRACTOR. AL JOINTS HAVE BEEN POORLY SOLDERED INCLUDING COMPRESSOR, DRIER SHELL AND ACCESS VALVE. WEAK JOINTS WILL EVENTUALLY FAIL AND CAUSE COMPONENT DAMAGE FROM REFRIGERANT LEAK. MANUFACTURING
DATE: 1972.

A/C #10: SYSTEM FUNCTIONS NORMALLY IN HEATING AND COOLING MODES; ALTHOUGH, COMPRESSOR CONTACTOR IS WORN. MANUFACTURING DATE: 1972.

A/C #11: SYSTEM FUNCTIONS IN HEATING AND COOLING MODES. UNIT TOP IS BADLY RUSTED, COMPRESSOR CONTACTOR IS WORN AND SYSTEM REFRIGERANT CHARGE IS SLIGHTLY LOW. MANUFACTURING DATE: 1972.

A/C #12: SYSTEM FUNCTIONS NORMALLY IN HEATING AND COOLING MODES; ALTHOUGH, COMPRESSOR CONTACTOR IS WORN. MANUFACTURING DATE: 1972.

A/C #13: SYSTEM FUNCTIONS NORMALLY IN HEATING AND COOLING MODES. ORIGINAL UNIT HAD BEEN REPLACED MAY 1993.

COST OF REPAIRS, AS LISTED ABOVE INCLUDING PARTS, LABOR AND TAX:......$2,280.00

COST OF INSPECTION DATED 10/23/95:......................................$469.00

ALRON HEATING 7 AIR CONDITIONING, INC.
    37530 ENTERPRISE CT., SUITE 5                 CUSTOMER QUOTE KE:  02*1662*1
       NEWARK, CALIFORNIA 34580                          QUOTE DATE:   10/30/95
  (510) 796-0154  FAX (510) 795-0153                           PAGE:          3
             C-20 427434
===============================================================================

A/C #1,2,3,4,5,6: THESE UNITS FEED SEVERAL PROBLEM ZONES SPANNING FROM THE RIGHT SIDE OF LOBBY AREA (AS YOU ENTER BUILDING) TO MAUDE AVE SIDE OF BUILDING. SEVERAL AND CONTINUOUS PROBLEMS MUST BE RESOLVED TO ELIMINATE TENANT COMPLAINTS. ALL ZONES WERE EVALUATED AND QUOTE WAS SENT TO MARSHA QUIOONEZ ON 01/27/95 TO RESOLVE ZONING AND TONNAGE PROBLEMS. MAJORITY OR PROBLEMS FOUND STILL EXIST TODAY. REPLACEMENT OF EXISTING UNITS WILL NOT SOLVE ALL PROBLEMS. ALL ZONES TO THE LEFT SIDE OF LOBBY AREA WERE NEVER EVALUATED, SINCE COMPLAINTS WERE MINIMUM. COPY OF ORIGINAL QUOTE #1374 ADDRESSED TO IDENTIX IS ENCLOSED FOR YOUR ???????.

NOTE:  SEVERAL OF THE ZONING AND TONNAGE PROBLEMS WERE CREATED BY TENANT; SUCH
AS: MOVING WALLS, ADDING WALLS, REMOVING WALLS, ADDING LOADS ABOVE NORMAL COMFORT COOLING. THERMOSTATS NEED RELOCATION, DUCTING NEEDS MAJOR ALTERATION TO CREATE CORRECT ZONES AND ADDITIONAL TONNAGE IS NEEDED TO CONDITION INCREASED LOAD.






===============================================================================

Submitted by: John Teresi            /s/ John Teresi                 10/30/95
                                 --------------------------        ------------
                                          Signature                    Date
Customer Acceptance

___________________________  Dated ___________  Purchase Order: _______________

                                                                     TOTAL P.06